UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 14, 2007

BURGER KING HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32875	76-3095469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5505 Blue Lagoon Drive
Miami, Florida
(Address of Principal Executive Offices)
33126
(Zip Code)

(305) 378-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Compensatory Arrangements of Certain Officers
2007 Restaurant Support Incentive Program
On August 14, 2007, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Burger King Holdings, Inc. (the “Company”) approved, under the Burger King Holdings, Inc. 2006 Omnibus Incentive Plan (the “Omnibus Incentive Plan”), annual performance-based cash bonuses for certain executives, including the executives named below (the “Named Executive Officers” or “NEOs”): John W. Chidsey, Chief Executive Officer, $1,336,500; Ben K. Wells, Chief Financial Officer, $398,698; Russell B. Klein, President, Global Marketing, Strategy and Innovation, $529,447; Charles M. Fallon, Jr., President, North America, $451,094; Anne Chwat, General Counsel and Secretary, $417,757; and Peter Tan, President, Asia Pacific, $484,775. These cash bonuses were paid pursuant to the Fiscal Year 2007 Restaurant Support Incentive Program (the “2007 RSIP”). A description of the 2007 RSIP is set forth in the Company’s Current Report on Form 8-K dated August 14, 2006.
2008 Restaurant Support Incentive Program
On August 14, 2007, the Compensation Committee approved, under the Omnibus Incentive Plan, the Fiscal Year 2008 Restaurant Support Incentive Program (the “2008 RSIP”), which provides for performance-based cash bonus awards for the fiscal year ending June 30, 2008 (“fiscal 2008”), for certain executives, including the NEOs. The 2008 RSIP is unchanged from the 2007 RSIP. This annual cash incentive is calculated for each eligible employee as a percentage of his or her base salary, based on Company and individual performance, as set forth below. The formula for determining an eligible employee’s cash incentive under the 2008 RSIP is:

Annual Base Salary	X	Target Bonus Percentage	X	Overall Business Performance Factor	X	Individual Performance Multiplier	=	Payout Amount
The employment agreement for each of the NEOs establishes the “Target Bonus Percentage” which is the annual target cash bonus opportunity for these officers, expressed as a percentage of his or her then current base salary. The target fiscal 2008 cash bonus opportunities for the Named Executive Officers, other than Mr. Chidsey, range from 60% to 80% of base salary and the annual target cash bonus opportunity for Mr. Chidsey is equal to 100% of his base salary.
The “Overall Business Performance Factor” is based (i) 50% on worldwide Company performance and (ii) 50% on the Company’s performance in the executive’s geographic area of responsibility, which is either worldwide or regional. For fiscal 2008, the Committee has established adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) as the measure to determine the Overall Business Performance Factor. The Compensation Committee has also established worldwide and regional adjusted EBITDA targets and minimum threshold amounts which must be achieved in order for any payments to be made under the 2008 RSIP. If the Company achieves (i) the minimum “threshold” performance level, a 50% payout may be earned, (ii) the “target” performance level, a 100% payout may be earned, and (iii) the “maximum” performance level, a 200% payout may be earned. Given the roles and worldwide scope of responsibility of Messrs. Chidsey, Klein and Wells and Ms. Chwat, the Overall Business Factor for these NEOs will be measured on a 100% worldwide basis. The Overall Business Factor for Messrs. Fallon and Tan, who have regional responsibilities, will be measured 50% on a worldwide basis and 50% on a regional basis.
The Overall Business Performance Factor is then multiplied by an executive’s “Individual Performance Multiplier”, which is based on the executive’s individual performance rating for fiscal 2008. An executive’s individual performance rating is determined at the end of each fiscal year based on achievement of that person’s individual performance objectives. If the Company achieves the Overall Business Performance Factor at the maximum performance level, and the Named Executive Officers achieve the highest individual performance rating, the maximum cash bonus for each of the Named Executive Officers in fiscal 2008 would be as follows (expressed as a percentage of base salary): Mr. Chidsey, 250%; Mr. Klein, 200%; Messrs. Wells and Fallon and Ms. Chwat, 175%; and Mr. Tan, 150%.

2007 Long Term Incentive Program
On August 21, 2006, the Company granted each NEO performance-based restricted stock awards approved by the Compensation Committee under the Fiscal Year 2007 Long Term Incentive Program (the “2007 LTIP”). At the end of the one-year performance period, the number of performance-based restricted shares earned by the NEO was subject to (i) a decrease of up to 50% for all NEOs, other than Mr. Tan, who was subject to a decrease of up to 20%, if the Company achieved its measure of Company performance, specifically profits before taxes (“PBT”), between the “threshold” and “target” levels; and (ii) an increase of up to 50% for all NEOs, other than Mr. Tan who was subject to an increase of up to 20%, if the Company achieved PBT between the “target” and “maximum” levels. If the Company achieved PBT below the “threshold” level, all NEOs other than Mr. Tan would receive 50% of their target award and Mr. Tan would receive 80% of his target award. For fiscal 2007, the Company’s performance exceeded the plan target, and consequently, on August 14, 2007, the Compensation Committee approved an upward adjustment to the awards for all NEOs except Mr. Tan of 12.5%, which was the leverage factor for the CEO and all executive vice presidents, and for Mr. Tan of 5%, which was the leverage factor for all senior vice presidents. A description of the 2007 LTIP is set forth in the Company’s Current Report on Form 8-K dated August 14, 2006. The number of performance-based restricted shares actually awarded for fiscal 2007 to the Named Executive Officers, after adjustment for Company performance and the resulting leverage factor, was as follows: Mr. Chidsey, 160,142 shares; Mr. Wells, 28,075 shares; Mr. Klein, 44,039 shares; Mr. Fallon, 25,522 shares; Ms. Chwat, 26,288 shares and Mr. Tan, 22,424 shares.
2008 Long Term Incentive Program
On August 14, 2007, the Compensation Committee approved, under the Omnibus Incentive Plan, the Fiscal Year 2008 Long Term Incentive Program (the “2008 LTIP”), pursuant to which the Company’s executives, including the NEOs, received performance-based equity awards with a grant date of August 27, 2007 and a grant date value equal to a percentage of each such executive’s base salary, subject to adjustment depending upon individual performance during fiscal 2007 for all NEOs except Mr. Chidsey. The CEO’s target award is not subject to adjustment based on his individual performance. Under the 2008 LTIP, the target equity awards for the NEOs, as adjusted for individual performance and as a percentage of their base salary, are as follows: Mr. Chidsey, 400%; Mr. Klein, 200%; Messrs. Wells and Fallon and Ms. Chwat, 150%; and Mr. Tan, 125%. Under the 2008 LTIP, the Company has granted the NEOs a combination of equity grants, with 50% of the value earned in the form of stock options and 50% of the value earned in the form of performance-based restricted stock. The option awards have an exercise price of $23.35 per share and will vest ratably over four years. The performance-based restricted stock awards have a one-year performance period ending June 30, 2008 and will vest 100% on the third anniversary of the grant date. The Company performance factor of PBT will continue as the business objective measure under the 2008 LTIP. These performance-based restricted stock awards are subject to the same upward or downward adjustment as under the 2007 LTIP described above.
The number of shares underlying the fiscal 2008 option awards for each of the NEOs is as follows: Mr. Chidsey, 241,646 shares; Mr. Klein, 59,665 shares; Mr. Wells, 42,987 shares; Mr. Fallon, 38,036 shares; Ms. Chwat, 40,353 shares; and Mr. Tan, 38,984 shares. The number of performance-based restricted shares granted under the 2008 LTIP (subject to increase or decrease as described above), and the maximum number of performance-based restricted shares that may be granted under the 2008 LTIP if the Company achieves the “maximum” level of PBT, is as follows for each of the NEOs: Mr. Chidsey, 86,723 shares and 130,084 shares, respectively; Mr. Wells, 15,427 shares and 23,140 shares, respectively; Mr. Klein, 21,413 shares and 32,119 shares, respectively; Mr. Fallon, 13,650 shares and 20,475 shares, respectively; Ms. Chwat, 14,482 shares and 21,723 shares, respectively, and Mr. Tan, 13,991 shares and 16,789 shares respectively. The foregoing equity grants for the Named Executive Officers were approved by the Board of Directors of the Company on August 20, 2007.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.42	Employment Agreement dated July 1, 2007 between Charles M. Fallon, Jr. and Burger King Corporation

Exhibit 10.43	Employment Agreement dated November 14, 2005 between Peter Tan and Burger King Asia Pacific P.T.E. Ltd.

Exhibit 10.44	Form of Performance Award Agreement for Restricted Stock Units

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING HOLDINGS, INC.
October 26, 2007	By:	/s/ John W. Chidsey
		Name:	John W. Chidsey
		Title:	Chief Executive Officer

3